UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                                FFW Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

                               September 24, 2001



Dear Fellow Stockholders:

         On behalf of the Board of Directors and management of FFW Corporation, we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 2:30p.m., Wabash, Indiana time, on October 23, 2001, at the office of the Company located at 1205 North Cass Street, Wabash, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors of the Company and to ratify the appointment of Crowe, Chizek and Company LLP as the Company's auditors. Your Board of Directors unanimously recommends that you vote for the election of the director nominees named in this proxy statement and for the ratification of the appointment of auditors.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.


                                         Very truly yours,



                                         /s/ Roger K. Cromer
                                         ---------------------------
                                         ROGER K. CROMER
                                         President and Chief Executive Officer

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 23, 2001


         Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of FFW Corporation ("FFW" or the "Company") will be held at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m. Wabash, Indiana time, on October 23, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 14, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ Wayne W. Rees
                                            ------------------
                                            WAYNE W. REES
                                            Chairman of the Board

Wabash, Indiana
September 24, 2001

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 23, 2001


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of FFW Corporation ("FFW" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company, located at 1205 North Cass Street, Wabash, Indiana, on October 23, 2001, at 2:30 p.m., Wabash, Indiana time, and all adjournments and postponements of the annual meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about September 24, 2001. Certain of the information provided herein relates to First Federal Savings Bank of Wabash, a wholly owned subsidiary of the Company ("First Federal" or the "Bank").

Matters to be Considered at the Annual Meeting

         At the annual meeting, stockholders of the Company will be asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Crowe, Chizek and Company LLP as the Company's auditors for the fiscal year ending June 30, 2002.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe, Chizek and Company LLP. The Company is not aware of any matters, other than those described in the Notice of the Annual Meeting, that are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with their best judgment.

         Directors are elected by a plurality of the votes cast. The ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from one or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the annual meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the annual meeting; or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Christine K. Noonan, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 14, 2001 (the "Voting Record Date"), will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,390,345 shares of Common Stock issued and outstanding. The following table sets forth information, as of the Voting Record Date, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the outstanding shares of Common Stock; (ii) Roger K. Cromer, the Company's President and Chief Executive Officer; and (iii) all directors and executive officers as a group. See "Proposal I - Election of Directors" for beneficial share ownership of the directors.

                                                                                        Shares
                                                                                     Beneficially       Percent
Beneficial Owner                                                                         Owned          of Class
---------------------------------------------------------------------------------- -----------------  ------------
FFW Corporation, Inc. Employee Stock Ownership Plan                                    90,526(1)          6.51%
1025 North Cass Street
Wabash, IN  46992-1027
Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund V            138,378(2)          9.95
LP
208 S. LaSalle Street
Chicago, Illinois 60604
First Manhattan Co.                                                                   126,810(3)          9.12
437 Madison Avenue
New York, NY 10022
Estate of Nicholas M. George                                                             127,683          9.18
4185 S 550 W
Wabash, IN  46992
Roger K. Cromer, President and Chief Executive Officer                                 12,425(4)          0.89
Directors and executive officers of the Company and the Bank as a group               189,692(5)         13.64
   (7 persons)

-----------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), all of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. Joel K. Stein, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP.
(2) As reported in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 8, 2001, Banc Fund III L.P. reported sole voting and no dispositive power over 16,906 shares, Bank Fund III Trust reported sole voting and no dispositive power over 51,826 shares, Banc Fund IV L.P. reported sole voting and no dispositive power over 64,646 shares and Banc Fund V L.P. reported sole voting and no dispositive power over 5,000 shares.
(3) As reported in an amendment to a Schedule 13G filed with the SEC on February 7, 2001, in which First Manhattan Co. reported sole voting and dispositive power over all shares listed.
(4) Includes 2,250 shares subject to options which are exercisable within 60 days of September 14, 2001.
(5) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and/or investment power. This table also includes 9,474 shares subject to options granted to directors and executive officers as a group which are exercisable within 60 days of September 14, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports are established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2001, the Company is aware of a late filing of a Form 4 for Roger K. Cromer related to a transaction on March 2, 2001, late filings of two Form 4s for Christine K. Noonan related to transactions on March 2, 2001 and June 1, 2001, a late filing of a Form 4 for J. Stanley Myers related to a transaction on March 15, 2000, and that no other late reports occurred during the fiscal year ended June 30, 2001. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.


                        PROPOSAL I - ELECTION OF DIRECTOR

General

         The Company's Board of Directors currently consists of six members divided into three classes, each of which contains two directors or one-third of the Board. Each year one class of directors is elected to serve for a three-year period or until their respective successors are elected and qualified.

         The following table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the Company's nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                              Shares of
                                                                                                Common
                                                                                     Term       Stock
                                                                         Director     to     Beneficially     Percent
           Name         Age(1)        Position(s) Held in the Company    Since(2)   Expire     Owned(3)       of Class
------------------------------------------------------------------------------------------------------------------------
                                                Nominee
Roger K. Cromer           35      President, CEO and Director              2001      2004        12,425         0.89%
Joseph W. McSpadden       54      Director                                 1987      2004      21,874(4)        1.57

                                      Directors Continuing in Office
Thomas L. Frank           58      Director                                 1987      2002        34,824         2.50
J. Stanley Myers          55      Director                                 1985      2002        33,874         2.44
Wayne W. Rees             64      Chairman of the Board                    1983      2003        51,874         3.73
Ronald D. Reynolds        54      Director                                 1991      2003        22,874         1.65

---------------

(1)  As of June 30, 2001.
(2)  Includes service as a director of the Bank.
(3) Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock which are exercisable within 60 days of September 14, 2001, totaling 1,000 for Mr. Rees, 1,000 for Mr. Reynolds, 1,000 for Mr. McSpadden, 1,000 for Mr. Frank, and 1,000 for Mr. Myers and 2,250 for Mr. Cromer.
(4) Excludes (i) 2,000 shares held by a corporation in which Mr. McSpadden is a minority shareholder and (ii) 2,600 shares held by Mr. McSpadden's parents.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Roger K. Cromer is the President and Chief Executive Officer of the Company and Bank, positions he has held since July 2000. From October 1998 until July 2000, Mr. Cromer was the Chief Financial Officer and Treasurer of the Company and Bank. He became a director of the Company and Bank in February 2001.

         Joseph W. McSpadden. Mr. McSpadden is the Vice President and part owner of Beauchamp & McSpadden, an insurance agency located in Wabash, Indiana.

         Thomas L. Frank. Mr. Frank is the Comptroller for B. Walter & Company, a manufacturer of wood furniture and products located in Wabash, Indiana.

         J. Stanley Myers. Mr. Myers is the owner and operator of ServiSoft Water Conditioning, Inc., a soft water appliance company located in Wabash, Indiana.

         Wayne W. Rees. Mr. Rees is the owner and publisher of The Paper of Wabash County, Inc., a newspaper published in Wabash, Indiana. Mr. Rees has been Chairman of the Board of the Company since December 1992. Mr. Rees has served as Chairman of the Bank's Board of Directors since July 1992.

         Ronald D. Reynolds. Mr. Reynolds is the owner of J. M. Reynolds Oil Co., Inc., an oil supply company located in Wabash, Indiana.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing audit, stock option and nominating committees, as well as other committees which meet as needed.

         The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee is composed of Directors Frank, McSpadden and Myers. Directors Frank, Myers and McSpadden are "independent directors" as defined in the Nasdaq Stock Market rules. This committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

         o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertaining the existence of effective accounting and internal control systems; and

         o overseeing the entire audit function (both internal and independent).

         In fiscal 2001, the Audit Committee met 4 times.

         The Stock Option Committee is comprised of Directors Frank, Myers and Reynolds. This Committee is responsible for administering the Company's Stock Option Plan and Omnibus Incentive Plan, as well as reviewing compensation and benefit matters. This Committee met 2 times during the fiscal year ended June 30, 2001.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Pursuant to the Company's By-laws, nominations by stockholders must be delivered in writing (as prescribed by the By-laws) to the Secretary of the Company at least 30 days before the date of the annual meeting; provided, however, that if less than 40 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made. This Committee met one time during the fiscal year ended June 30, 2001.

         Meetings and Committees of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Bank's Board of Directors met 12 times during the fiscal year ended June 30, 2001. During fiscal 2001, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Bank Board meetings and the total number of meetings held by the committees of the Bank's Board of Directors on which he served.

         The Bank has standing, audit, personnel/compensation, and nominating committees. The Bank also has other Committees which meet as needed to review various other functions of the Bank.

         The Audit Committee of the Bank is comprised of Directors Frank, Myers and McSpadden. The Audit Committee meets on a quarterly basis to review budgets and is responsible for reviewing the annual audit report and reporting to the Bank's full Board of Directors. This committee also meets with the Bank's external auditors prior to the annual audit to review audit procedures. This committee met 4 times during the fiscal year ended June 30, 2001.

         The Personnel/Compensation Committee of the Bank establishes and reviews compensation, bonuses, benefits and the personnel policies of the Bank. The current members of this committee are Directors Frank, Myers and Reynolds. This committee meets at least annually on an as needed basis. The committee met one time during the fiscal year ended June 30, 2001.

         The Nominating Committee of the Bank is comprised of the entire board of directors. The committee makes written nominations prior to the annual meeting. This committee held one meeting during fiscal 2001.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent FFW Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has adopted a charter for the Audit Committee, which charter is attached as Appendix A to this proxy statement. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001.

              The Audit Committee (the "Committee") has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended June 30, 2001. The Committee has discussed with Crowe, Chizek and Company LLP ("Crowe Chizek") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures and the letter from Crowe Chizek required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors subsequently approved) that the financial statements referred to above be included in the company's annual Report on Form 10- KSB for the fiscal year ended June 30, 2001. The Committee has also considered whether the provision of services by Crowe Chizek not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek's independence. The Committee has concluded that Crowe Chizek's independence has been maintained.


                                                            Thomas L. Frank
                                                            Joseph W. McSpadden
                                                            J. Stanley Myers

Director Compensation

         Cash Compensation. The Company's directors are paid a fee of $250 per meeting attended for serving on the Company's Board of Directors. No fee is paid for membership on the Board committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors for which each director, other than the Chairman, receives a fee of $850 per meeting attended. The Chairman of the Board of the Bank receives a fee of $950 per Bank Board meeting attended. No fees are paid to directors of the Bank for committee membership.

         Deferred Compensation Plan ("DCP"). In 1986, First Federal adopted the DCP for the benefit of its directors. The DCP is a voluntary deferred compensation plan which permits directors of the Bank to defer receipt of all or a portion of their regular board fees. This plan was established to attract and retain quality directors by providing a retirement benefit in amounts related to Board fees deferred annually. Under the DCP, a participant or his beneficiary will receive retirement payments (equal to the amount deferred plus interest accrued thereon) payable in monthly installments upon retirement from the Board at age 70.

         If the director's service on the Board ceases for any reason other than death or disability, prior to age 70, amounts deferred pursuant to the DCP will be held by the Bank until the director reaches age 70. In the event of death or disability of the director while serving on the Bank's board, monthly or annual payments will be made to the director or his designated beneficiary. In the event of the director's death following retirement, the remaining benefits will be paid to the designated beneficiary. These benefit payments are not subject to any reduction for Social Security benefits or other offset amounts. Until disbursed, the amounts due and payable under the DCPs continue to be assets of the Bank, subject to the claims of general creditors. During fiscal 2001, no directors deferred compensation pursuant to the DCP.

         Stock Options. On September 28, 1999, each non-employee director was granted a ten-year option to purchase 2,000 shares of Common Stock at an exercise price of $13.375, vesting in four equal annual installments beginning September 28, 2000.

Executive Compensation

         The following table sets forth information regarding compensation paid to the Chief Executive Officer of the Company during the fiscal year ended June 30, 2001. No other executive officer earned a salary and bonus for fiscal 2001 in excess of $100,000.

                                 SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                          Long Term
                                                                         Compensation
                      Annual Compensation                                   Awards
----------------------------------------------------------------------------------------------
                                                                    Restricted
                                                                      Stock         Options/         All Other
  Name and Principal Position     Year    Salary ($)  Bonus ($)    Award(s) ($)     SARs (#)      Compensation ($)
-------------------------------- ------- ------------ --------- --------------- ---------------- -------------------
Roger K. Cromer                   2001   $98,131(1)   $18,268     $11,375(2)       20,000(3)         21,128(4)
  President and CEO               2000    84,265(5)    17,225      13,375(6)          ---             9,410(7)

====================================================================================================================

---------------
(1) Includes $6,812 of compensation deferred at Mr. Cromer's election pursuant to the 401(k) plan.
(2) Represents the value of 1,000 shares of restricted stock based on the $11.375 closing price per share of the Common Stock on the Nasdaq National Market on February 6, 2001, the date of grant. Twenty-five percent of the 1,000 shares will vest on each annual anniversary date of the grant. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of Common Stock. Based on the $12.50 closing bid price per share of the Common Stock on the Nasdaq National Market on June 28, 2001, the 1,000 restricted shares held by Mr. Cromer had a value of $12,500.

(3) Mr. Cromer was granted an option to purchase 20,000 shares of Common Stock on February 6, 2001. The exercise price of this option is $11.375 per share, the Nasdaq closing price on the date of grant. This option will vest over 4 years with 25% vesting each year on the anniversary of the grant date.
(4) Includes matching contributions to Mr. Cromer's 401(k) Plan account of $ 2,919, contributions to Mr. Cromer's ESOP account for fiscal 2001 valued at $11,947, insurance premiums paid on behalf of Mr. Cromer of $ 762 and director's fees of $5,500.
(5) Includes $3,473 of compensation deferred at Mr. Cromer's election pursuant to the 401(k) plan.
(6) Represents value of 1,000 shares of restricted stock based on the $13.375 closing price per share of the Common Stock on the Nasdaq Stock Market on September 28, 1999, the date of grant. Twenty-five percent of the 1,000 shares awarded to Mr. Cromer vested on September 28, 2000, another 25% are scheduled to vest in equal installments on September 28, 2001, 2002 and 2003, respectively. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. Based on the $12.50 closing price per share of the Common Stock on the Nasdaq National Market on June 28, 2001, the 1,000 restricted shares held by Mr. Cromer as of that date had a value of $12,500.
(7) Includes matching contributions to Mr. Cromer's 401(k) Plan account of $1,488, contributions to Mr. Cromer's ESOP account for fiscal 2000 valued at $7,578, and disability insurance premiums paid on behalf of Mr. Cromer of $344.

         The following table sets forth certain information concerning grants of stock options to the Company's Chief Executive Officer during fiscal 2001. No stock appreciation rights were granted in fiscal 2001.

                                  OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------
                                                          Individual Grants
                            ------------------------------------------------------------------------------
                                Number of          % of Total
                                 Shares             Options
                               Underlying          Granted to         Per Share
                                 Options          Employees in         Exercise           Expiration
                                 Granted          Fiscal Year           Price                Date
----------------------------------------------------------------------------------------------------------
Roger K. Cromer                  20,000               71%              $11.375         February 6, 2011
==========================================================================================================



         The following table sets forth information regarding the number and value of stock options at June 30, 2001 held by the Company's Chief Executive Officer.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                       Shares                       Number of Unexercised       Value of Unexercised In-the-Money
                      Acquired      Value            Options at FY-End(#)           Options at FY-End ($)(1)
                     on Exercise  Realized       -----------------------------------------------------------------
      Name              (#)          ($)         Exercisable    Unexercisable    Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------
Roger K. Cromer          ---        $ ---            2,250         20,750          $ ---             $22,500

==================================================================================================================

---------------
(1) Represents the difference between the closing price per share of the Common Stock on the Nasdaq National Market on June 28, 2001 and the exercise price per share of the option, multiplied by the number of shares underlying the option. An option is in the money if the exercise price is less than the market value of the Common Stock. 20,000 of Mr. Cromer's options were in the money as of June 30, 2001.



Employment Agreement with Roger K. Cromer

         The Bank has an employment agreement with Mr. Cromer for a three-year term. The term may be extended for an additional year on each anniversary of the effective date of the agreement, subject to review and approval of the extension by the Board of Directors of the Bank. The agreement provides for an annual base salary no less than Mr. Cromer's base salary as of the effective date of the agreement, subject to increase in the discretion of the Bank's Board of Directors. The agreement also provides for bonuses to be awarded in the discretion of the Bank's Board of Directors. The agreement provides for termination in the event of Mr. Cromer's death, for cause or upon certain events specified by Office of Thrift Supervision regulations. The agreement may be terminated by Mr. Cromer upon 90 days notice to the Bank. The agreement provides that if there is a change in control of the Company or the Bank, and Mr. Cromer's employment terminates involuntarily in connection with such change in control or within 12 months thereafter, he will be entitled to receive a lump sum amount in cash equal to 299% of his "base amount" of compensation as of the effective date of the agreement. Assuming a change in control were to take place as of June 30, 2001, the termination payment payable to Mr. Cromer pursuant to this change in control provision would be approximately $314,682.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to eligible officers, directors, employees and members of their immediate families loans secured by the borrower's residence and consumer loans. All such loans are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement with Crowe, Chizek and Company LLP to be its auditors for the fiscal year ending June 30, 2002, subject to the ratification of the Company's stockholders. A representative of Crowe, Chizek and Company LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if desired.

Audit Fees

         Aggregate fees billed by Crowe, Chizek and Company LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $51,400.

All Other Fees

         Other than audit fees, the aggregate fees billed to the Company by Crowe, Chizek and Company LLP for fiscal 2001 were $68,530. The Company did not incur any fees related to financial information systems design and implementation.

         The Audit Committee of the Board of Directors has considered and concluded that the provision of all non- auditing services (and the aggregate fees billed for such services) in fiscal year 2001 by Crowe, Chizek and Company LLP , the principal independent auditors, is compatible with maintaining the principal auditors' independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 1205 North Cass Street, Wabash, Indiana 46992, no later than June 1, 2002 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation, By-laws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company at least 30 days before the date of the meeting. If, however, less than 40 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders, proposals must instead be received by the Company by the tenth day following the day on which notice of the date of the next annual meeting is mailed or public disclosure of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                 ANNUAL REPORTS

         A copy of the Company's annual report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the Voting Record Date upon written request to Christine K. Noonan, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                   Appendix A


                                 FFW CORPORATION
                             AUDIT COMMITTEE CHARTER

A. Committee membership will consist of three directors each of whom is financially literate, and further that at least one member of the audit committee have accounting or related financial management expertise.

    "Financial literacy" is defined as the ability to understand fundamental financial statements, including a company's balance sheet , income statement, and cash flow statement.

B. Committee members shall be independent of management of FFW Corporation (the Company).

    Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Examples of such relationships include:

    1. A director being employed by the Company or any of its affiliates for the current year or past five years.

    2. A director accepting any compensation from the Company o any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan.

    3. A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Company or any of its affiliates as and executive officer.

    4. A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company in any of the past five years.

    5. A director being employed as an executive of another company where any of the Company's executives serve on that company's compensation committee.

C.  Scope of Audit Committee Responsibilities

    1. The Audit committee is responsible for the scope and procedures of FFW Corporation's internal and external audit process.

    2. The Audit committee has the authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement. The outside auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the shareholders.

    3. The audit committee is responsible for the evaluation of the Internal Auditor or the contracted services for Internal Audit.

    4. The Audit committee is responsible for the review of FFW Corporation's Audit Policy.

    5. The Audit committee is responsible for the review of programs and procedures designed to promote compliance with laws, regulations and corporate policy and the investigations of any suspected improprieties.

    6. The Audit committee shall require the independent auditors to provide the Audit committee a formal written statement delineating all relationships between the auditors and the Company, consistent with the Independence Standards Board Standard 1.

    7. The Audit committee shall require the independent auditors to report to the Audit committee on matters that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Company or any of its affiliates and the fees paid or proposed to be paid for such services; to assess any effect of any of the foregoing on the independence of the independent auditors and the appearance of propriety of any of the foregoing and to direct management to take, or recommend that the board of directors of the Company take, action in respect of such matters.

D.  Financial Statement Reviews

    Financial statements and meetings with the external auditors providing their opinion on those statements will be reviewed by the entire board membership.

E. The Audit committee will meet a minimum of four times a year, and at other times as called by the Chairman of the committee.

F.  Annual Organizational Meeting of the Audit Committee

    The February meeting is established as the organizational meeting for the year. At this meeting, the Audit committee will:

    1.  Review the adequacy of the Audit Committee Charter

    2.  Approve the Internal Audit schedule for the upcoming year

    3. Approve the Compliance Review and training schedules for the upcoming year.

                                REVOCABLE PROXY
                                FFW CORPORATION

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 23, 2001

     The undersigned hereby appoints the Board of Directors of FFW Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Tuesday, October 23, 2001 at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m., local time, and at any and all adjournments or postponements thereof, as follows:


I. The election of the following directors for three-year terms:


              ROGER K. CROMER                   JOSEPH W. MCSPADDEN

                                    With-              For All
               For                  hold               Except
              [   ]                 [   ]               [   ]


     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


II. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors of the Company for the fiscal year ending June 30, 2002.


               For                 Against             Abstain
              [   ]                 [   ]               [   ]


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote"FOR" the election of the nominees named herein and"FOR" the ratification of the appointment of Crowe, Chizek and Company, LLP.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, Date trustee, guardian or corporate officer please give your full title. If shares are held jointly, each holder should sign.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage-paid envelope provided.

                                FFW CORPORATION

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2001.

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
               THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

 IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
     BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


---------------------------------

---------------------------------

---------------------------------